Exhibit 10.73
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.
AMENDMENT NO. 3
TO THE A320 FAMILY PURCHASE AGREEMENT
dated as of December 3, 2019
between
AIRBUS S.A.S.
and
UNITED AIRLINES, INC.
This Amendment No. 3 to the A320 Family Purchase Agreement between Airbus S.A.S. and United Airlines, Inc. (this “Amendment No. 3”), is entered into as of October 29, 2021, by and between Airbus S.A.S., a French société par actions simplifiée, organized and existing under the laws of France, having its registered office located at 2, rond-point Emile Dewoitine, 31700 Blagnac, France, registered with the Commercial and Companies Register of Toulouse under number 383 474 814 (the “Seller”), and United Airlines, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 233 South Wacker Drive, Chicago, Illinois 60606 (the “Buyer”).
WITNESSETH:
WHEREAS, the Buyer and the Seller entered into the A320 Family Purchase Agreement dated as of December 3, 2019 (as amended, supplemented or otherwise modified, the “Agreement”); and
WHEREAS, the Buyer and the Seller have agreed to amend certain terms of the Agreement as set forth herein.
NOW, THEREFORE, IT IS AGREED AS FOLLOWS:
CT1903666 – A320 Family Purchase Agreement – Amendment No. 3 – Execution    AM3-1
PROPRIETARY AND CONFIDENTIAL

1.DEFINITIONS
1.1Capitalized terms used herein and not otherwise expressly defined in this Amendment No. 3 shall have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof”, and “hereunder” and words of similar import refer to this Amendment No. 3.
1.2Clause 0 of the Agreement is hereby amended to add the following defined term:
***
2.PROPULSION SYSTEMS
2.1Propulsion Systems Selection
Clause 2.3.2 (ii) of the Agreement is hereby deleted and replaced by the following:
***
3.DELIVERY SCHEDULE
3.1The Parties have agreed to amend the scheduled delivery dates of certain *** as set forth below:

***	***	***

3.2Clause 9.1.1 of the Agreement is hereby deleted and replaced by the following:
“9.1.1    Except as otherwise provided in this Agreement, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location as follows:
A321 XLR AIRCRAFT     DELIVERY PERIOD
A321 XLR Aircraft N°1     ***
A321 XLR Aircraft N°2     ***
A321 XLR Aircraft N°3     ***

A321 XLR Aircraft N°4     ***
A321 XLR Aircraft N°5     ***
A321 XLR Aircraft N°6     ***
A321 XLR Aircraft N°7     ***
A321 XLR Aircraft N°8     ***
A321 XLR Aircraft N°9     ***
A321 XLR Aircraft N°10     ***
A321 XLR Aircraft N°11     ***
A321 XLR Aircraft N°12     ***
A321 XLR Aircraft N°13     ***
A321 XLR Aircraft N°14     ***
A321 XLR Aircraft N°15     ***

A321 XLR Aircraft N°16     ***

CT1903666 – A320 Family Purchase Agreement – Amendment No. 3 – Execution    AM3-2
PROPRIETARY AND CONFIDENTIAL

A321 XLR Aircraft N°17     ***
A321 XLR Aircraft N°18     ***
A321 XLR Aircraft N°19     ***
A321 XLR Aircraft N°20     ***
A321 XLR Aircraft N°21     ***
A321 XLR Aircraft N°22     ***
A321 XLR Aircraft N°23     ***
A321 XLR Aircraft N°24     ***
A321 XLR Aircraft N°25     ***
A321 XLR Aircraft N°26     ***
A321 XLR Aircraft N°27     ***
A321 XLR Aircraft N°28     ***
A321 XLR Aircraft N°29     ***
A321 XLR Aircraft N°30     ***
A321 XLR Aircraft N°31     ***

A321 XLR Aircraft N°32    ***
A321 XLR Aircraft N°33     ***
A321 XLR Aircraft N°34     ***
A321 XLR Aircraft N°35     ***
A321 XLR Aircraft N°36     ***
A321 XLR Aircraft N°37     ***
A321 XLR Aircraft N°38     ***
A321 XLR Aircraft N°39     ***
A321 XLR Aircraft N°40     ***
A321 XLR Aircraft N°41     ***
A321 XLR Aircraft N°42     ***
A321 XLR Aircraft N°43     ***
A321 XLR Aircraft N°44     ***
A321 XLR Aircraft N°45     ***
A321 XLR Aircraft N°46     ***

A321 XLR Aircraft N°47     ***
A321 XLR Aircraft N°48     ***
A321 XLR Aircraft N°49     ***
A321 XLR Aircraft N°50     ***

*** A321 NEO AIRCRAFT    DELIVERY PERIOD
*** A321 NEO Aircraft N°2    ***
*** A321 NEO Aircraft N°5    ***
*** A321 NEO Aircraft N°7    ***
*** A321 NEO Aircraft N°8    ***
*** A321 NEO Aircraft N°9    ***
*** A321 NEO Aircraft N°10    ***
*** A321 NEO Aircraft N°11    ***
*** A321 NEO Aircraft N°12    ***
*** A321 NEO Aircraft N°13    ***
*** A321 NEO Aircraft N°14    ***
*** A321 NEO Aircraft N°15    ***
*** A321 NEO Aircraft N°16    ***

CT1903666 – A320 Family Purchase Agreement – Amendment No. 3 – Execution    AM3-3
PROPRIETARY AND CONFIDENTIAL

*** A321 NEO Aircraft N°1    ***
*** A321 NEO Aircraft N°3    ***
*** A321 NEO Aircraft N°4    ***
*** A321 NEO Aircraft N°6    ***
*** A321 NEO Aircraft N°17    ***
*** A321 NEO Aircraft N°18    ***
*** A321 NEO Aircraft N°19    ***
*** A321 NEO Aircraft N°20    ***
*** A321 NEO Aircraft N°21    ***
*** A321 NEO Aircraft N°22    ***
*** A321 NEO Aircraft N°23    ***
*** A321 NEO Aircraft N°24    ***
*** A321 NEO Aircraft N°25    ***
*** A321 NEO Aircraft N°26    ***
*** A321 NEO Aircraft N°27    ***
*** A321 NEO Aircraft N°28    ***
*** A321 NEO Aircraft N°29    ***
*** A321 NEO Aircraft N°30    ***
*** A321 NEO Aircraft N°31    ***
*** A321 NEO Aircraft N°32    ***
*** A321 NEO Aircraft N°33    ***
*** A321 NEO Aircraft N°34    ***
*** A321 NEO Aircraft N°35    ***
*** A321 NEO Aircraft N°36    ***
*** A321 NEO Aircraft N°37    ***
*** A321 NEO Aircraft N°38    ***
*** A321 NEO Aircraft N°39    ***
*** A321 NEO Aircraft N°40    ***

*** A321 NEO Aircraft N°41    ***
*** A321 NEO Aircraft N°42    ***
*** A321 NEO Aircraft N°43    ***
*** A321 NEO Aircraft N°44    ***
*** A321 NEO Aircraft N°45    ***
*** A321 NEO Aircraft N°46    ***
*** A321 NEO Aircraft N°47    ***
*** A321 NEO Aircraft N°48    ***
*** A321 NEO Aircraft N°49    ***
*** A321 NEO Aircraft N°50    ***
*** A321 NEO Aircraft N°51    ***
*** A321 NEO Aircraft N°52    ***
*** A321 NEO Aircraft N°53    ***
*** A321 NEO Aircraft N°54    ***
*** A321 NEO Aircraft N°55    ***
*** A321 NEO Aircraft N°56    ***
*** A321 NEO Aircraft N°57    ***
*** A321 NEO Aircraft N°58    ***
*** A321 NEO Aircraft N°59    ***
*** A321 NEO Aircraft N°60    ***
*** A321 NEO Aircraft N°61    ***

CT1903666 – A320 Family Purchase Agreement – Amendment No. 3 – Execution    AM3-4
PROPRIETARY AND CONFIDENTIAL

*** A321 NEO Aircraft N°62    ***
*** A321 NEO Aircraft N°63    ***
*** A321 NEO Aircraft N°64    ***

*** A321 NEO Aircraft N°65    ***
*** A321 NEO Aircraft N°66    ***
*** A321 NEO Aircraft N°67    ***
*** A321 NEO Aircraft N°68    ***
*** A321 NEO Aircraft N°69    ***
*** A321 NEO Aircraft N°70    ***

The calendar *** set forth opposite each Aircraft in the foregoing table shall be the scheduled delivery *** with respect to such Aircraft (each, a “Scheduled Delivery ***”).
The Seller shall notify the Buyer of the delivery month (the “Scheduled Delivery ***”) for each Aircraft no later than *** prior to the first day of the Scheduled Delivery *** for such Aircraft ***.
3.3Pursuant to Clause 9.1.1 of the Agreement, the Parties have agreed that ***.
4.INEXCUSABLE DELAY
*** Clause 11.1 of the Agreement is hereby deleted and replaced by the following:
“Should an Aircraft not be Ready for Delivery *** may be changed pursuant to Clauses 2, 7 and/or 10) ***:
(a)    *** or
(b)    ***
and such delay is not as a result of an Excusable Delay or Total Loss, then such delay shall be termed an “Inexcusable Delay”.”
5.PREDELIVERY PAYMENTS
***
6.EFFECT OF THE AMENDMENT
The Agreement will be deemed amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment No. 3 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No. 3.
Both parties agree that this Amendment No. 3 will constitute an integral, non-severable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Amendment No. 3 will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment No. 3 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No. 3 will govern.

CT1903666 – A320 Family Purchase Agreement – Amendment No. 3 – Execution    AM3-5
PROPRIETARY AND CONFIDENTIAL

7.ASSIGNMENT
This Amendment No. 3 and the rights and obligations of the parties hereunder will be subject to the provisions of Clause 21 of the Agreement.
8.CONFIDENTIALITY
This Amendment No. 3 is subject to the terms and conditions of Clause 22.10 of the Agreement.
9.GOVERNING LAW
The governing law of this Amendment No. 3 shall be as set forth in Clause 22.6 of the Agreement.
10.COUNTERPARTS
This Amendment No. 3 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

CT1903666 – A320 Family Purchase Agreement – Amendment No. 3 – Execution    AM3-6
PROPRIETARY AND CONFIDENTIAL

IN WITNESS WHEREOF, the Buyer and the Seller have caused this Amendment No. 3 to be executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.
    UNITED AIRLINES, INC.

    By:_/s/Gerald Laderman______
    Its: Executive Vice President and Chief Financial Officer

    AIRBUS S.A.S.

    By:_/s/ Benoit de Saint-Exupéry___
    Its: Senior Vice President, Contracts

CT1903666 – A320 Family Purchase Agreement – Amendment No. 3 – Execution    AM3-7
PROPRIETARY AND CONFIDENTIAL